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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 29, 2000

                                 CELLPOINT INC.
                     -------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Nevada                    0-25205                         52-2032380
(State or Other Jurisdiction       Commission                    I.R.S. Employer
      of Incorporation)            File Number                Identification No.

Sofielundsvagen 4, S-191 47 Sollentuna, Sweden
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(Address of Principal Executive Offices)                            Zip Code

     Registrant's telephone number, including area code: 011-46-8-544-90000

           ------------------------------------------------------------
           Former name or former address, if changed since last report


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

ACQUISITION OF ALL OF THE CAPITAL STOCK OF UNWIRE AB.

                  (a) On February 29, 2000, the Registrant acquired, through its wholly-owned indirect subsidiary, CellPoint Swedish Holdings Ltd., a corporation organized under the laws of England and Wales ("Holdings"), all of the capital stock (the "Unwire Stock") of Unwire AB (publ), org. no. 556522-7617, a corporation organized under the laws of Sweden ("Unwire"). Unwire develops systems and equipment for GSM positioning and telematics and holds unique patents for positioning.

                  The purchase price for the Unwire Stock, as determined by independent assessment of the assets of Unwire, was $66,675,000. The Registrant paid the purchase price by (i) issuing to the stockholders of Unwire an aggregate of 1,074,981 shares (the "Shares") of the Registrant's common stock, par value $0.001 per share (the "Common Stock"), and (ii) paying to such stockholders an aggregate of US$1,178 as compensation for fractional shares not issued.

                   At the time of the acquisition of the Unwire Stock, there was no relationship between Unwire and the stockholders of Unwire, on the one hand, and the Registrant or any of the Registrant's affiliates or any director or officer of the Registrant or any associate of any such director or officer, on the other hand.

                  Pursuant to a Registration Rights Agreement among the Registrant and the former stockholders of Unwire, the Registrant has agreed to register all of the Shares with the Securities and Exchange Commission prior to December 31, 2000.

                  (b) The Registrant indirectly acquired the assets of Unwire through the acquisition by Holdings, its subsidiary, of all of the capital stock of Unwire. The assets of Unwire include, but are not limited to, (i) cash on hand, (ii) accounts and accounts receivable, (iii) prepaid expenses, (iv) furniture and fixtures, machinery and equipment, and inventory in all forms, (v) leases, (vi) intellectual property and proprietary rights and interests and
(vii) contracts and contract rights. These assets are used in connection with Unwire's business which focuses on the development of systems and equipment for GSM positioning and telematics. The Registrant intends to continue such use of the assets of Unwire.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

                  (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K no later than the date which is sixty days after the date of this Current Report.

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                  The PRO FORMA financial information will be filed by amendment to this Current Report on Form 8-K no later than the date which is sixty days after the date of the Current Report.

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                  (c)      EXHIBITS.

                  Exhibit 10.1 Purchase and Sale Agreement, dated as of February 16, 2000, by and among CellPoint Inc., CellPoint Swedish Holdings Ltd., and the Sellers named therein.

                  Exhibit 10.2      Registration Rights Agreement, dated as
                                    of February 29, 2000, by and among CellPoint
                                    Inc., CellPoint Swedish Holdings Ltd., and the Sellers named therein.

                  Exhibit 10.3      Escrow Agreement, dated as of February
                                    29, 2000, by and among CellPoint Inc.,
                                    CellPoint Swedish Holdings Ltd., the Sellers named therein, Salans Hertzfeld Heilbronn Christy & Viener, as Escrow Agent, U.S. Stock Transfer Corporation, as Depositary, and Per Lundberg, as Sellers' Agent.


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                                    SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       CELLPOINT INC.

                                                       By /s/ Peter Henricsson
                                                          ----------------------
                                                          Peter Henricsson
                                                          President

Date:    March 13, 2000